EXHIBIT 16

Lord Abbett Tax-Free Income Fund, Inc.
         (National Series)
Post Effective Amendment No. 28 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:

                             PERIOD ENDING SEPTEMBER 30, 1997

                                   P(1+T)N = ERV, where

1 YEARS                             5 YEARS                   10 YEARS*
-------                             -------                   --------

$1,041                              $1,315                      $2,214

P = 1,000                           P = 1,000                   P = 1,000

N = 1                               N = 5                       N = 10

ERV = 1,041                         ERV = 1,315               ERV = 2,214


                              T = Average annual total return


1,000 (1+T) = 1,041      1,000 (1+T)5     =  1,315      1,000 (1+T)10  =  2,214

(1+T)    =  1,041        (1+T)5           = 1,315           (1+T)10    =  2,214
           -------                          ------                       -----
             1,000                          1,000                        1,000


1+T      = 1,041           1+T    = [1,315].20              1+T    =  [2,214].1
           -----                    ------                             ------
            1,000                   [1,000]                            [1,000]


T        = [1,041] - 1     T      = [1,315] .20 - 1 T        = [2,214].1 - 1
           -------                  -------                    -------
   [1,000]                          [1,000]                    [1,000]


T        =  4.10%                 T          = 5.63%          T    =  8.27%
*The Fund's National Series commenced operations on 4/2/84

                                                                    EXHIBIT 16


Lord Abbett Tax-Free Income Fund, Inc.
         (California Series)
Post Effective Amendment No. 28 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:

                                      PERIOD ENDING SEPTEMBER  30, 1997

                                            P(1+T)N = ERV, where

         1 YEAR                  5 YEARS                             10 YEARS*
         ------                  -------                             --------

         $1,032                  $1,273                              $2,164

         P = 1,000               P = 1,000                           P = 1,000

         N = 1                   N = 5                               N = 10

        ERV =1,032              ERV =1,273                          ERV =2,164


                                       T = Average annual total return


1,000 (1+T) = 1,032           1,000 (1+T)5= 1,273          1,000 (1+T)10= 2,164

(1+T)    =1,032               (1+T)5  =  1,273               (1+T)10  =  2,164
          ------                         ------                          -----
           1,000                         1,000                           1,000


1+T      = 1,032              1+T    = [1,273].20              1+T  = [2,164].1
          ------                       -------                        -------
           1,000                       [1,000]                        [1,000]



T     = [1,032] - 1           T    = [1,273].20 - 1         T   =[2,164].1  - 1
        -------                      -------                     --------
        1,000                         1,000                      [1,000]


T =     3.20%                 T    =   4.95%                 T   =    8.03%

*On July 12, 1996 the Fund acquired the assets of Lord Abbett California Tax-Free Income Fund, Inc. (the "Acquired Fund") in exchange for the Fund's newly-created California Series. All figures shown above for Class A shares, prior to July 12, 1996, reflect the performance history of the Acquired Fund.

                                                                     EXHIBIT 16


Lord Abbett Tax-Free Income Fund, Inc.
         (Missouri Series)
Post Effective Amendment No. 28 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:


                                      PERIOD ENDING SEPTEMBER 30, 1997


                  1 YEAR                    5 YEARS              LIFE OF FUND*
                  ------                    -------              ------------


                  $1,031                    $1,293                $1,520

                  P= 1,000                  P= 1,000              P= 1,000

                  N = 1                     N= 5                  N= 6.339

                  ERV = 1,031               ERV= 1,293           ERV = 1,520


                                       T = Average annual total return



  1,000 (1+T)  =   1,031           1,000(1+T)5=1,2     1,000 (1+T)6.339  =1,520


     (1+T)     = 1,031             (1+T)5  =1,293      (1+T)6.339   = 1,520
                 -----                      ------                    -----
                 1,000                      1,000                     1,000


    1+T        = 1,031              1 + T   =[1,293]      1+T  = [1,520]0.1578
                 -----                      --------             ------
                 1,000                       [1,000]             [1,000]


   T      = [1,031] - 1         T  =[1,293].2             T    = [1,520]0.1578-1
            -------                 --------                     -------
            [1,000]                 [1,000]                     [1,000]


   T      =     3.10%           T        =5.27%           T    =       6.83%

*The Fund's Missouri Series commenced operations on 5/31/91

                                                                   EXHIBIT 16


Lord Abbett Tax-Free Income Fund, Inc.
         (Minnesota)
Post Effective Amendment No. 28 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:


                        PERIOD ENDING SEPTEMBER 30, 1997

                              P(1+T)N = ERV, where

      1 YEAR                  LIFE OF FUND

     $1,038                    $1,255

     P=1,000                  P = 1,000

     N-1                       N =2.762

   ERV=1,038                  ERV =1,255

                         T = Average annual total return



     1,000(1+T) = 1,038        1,000 (1+T) =1,255

      (1+T) = 1,038             (1+T)     = 1,255
              -----                         -----
              1,000                         1,000

       1+T  = 1,038            1+T         = 1,255
              -----                          -----
              1,000                          1,000

     T = [1,038] - 1            T          = [1,255]0.362- 1
         ------                               ------
         [1,000]                             [1,000]

       T =  3.80                  T     =    8.57%




*The Fund's Minnesota Series commenced operations on 12/27/94

                                                                   EXHIBIT 16


Lord Abbett Tax-Free Income Fund, Inc.
         (Washington Series)
Post Effective Amendment No. 28 on Form N-1A

Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:

                        PERIOD ENDING SEPTEMBER 30, 1997


    1 YEAR              5 YEARS                    LIFE OF FUND*
    ------              -------                     ------------


    $ 1,045             $1,341                       $1,429

     P = 1,000          P=1,000                      P= 1,000

      N =1               N=5                         N=5.46

 ERV =1,045             ERV = 1,341                  ERV = 1,429


                         T = Average annual total return



  1,000 (1+T) =1,045     1,000(1+T)5 =1,341         1,000 (1+T)5.46  = 1,429


    (1+T)   = 1,045      (1+T)5=1,341             (1+T)5.46         = 1,429
              -----             -----                                 -----
              1,000             1,000                                 1,000


      1+T    = 1,045      1+T=[1,341].2             1+T      = [1,429] 0.1832
              -----           ---------                        -------
               1,000          [1,000]                          [1,000]


   T  = [1,045] - 1      T=[1,341].2 -1              T  =    [1,301]0.2242- 1
         -------           ------                            -------
        [1,000]            [ 1,000]                           [1,000]

   T  =   4.50%          T=6.04                     T        =  6.76
%


The Fund's Washington Series commenced operations on 4/15/92.

                                                                 EXHIBIT 16

Lord Abbett Tax-Free Income Fund, Inc.
         (Hawaii Series)
Post Effective Amendment No. 28 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:

                        PERIOD ENDING SEPTEMBER 30, 1997

                              P(1+T)N = ERV, where


    1 YEAR             5 YEARS                     LIFE OF FUND*
    ------             ---------                    ------------


  $1,032                    1,321                     $ 1,439

  P = 1,000                 P=1,000                   P= 1,000

  N =  1                    N= 5                      N= 5.929

  ERV = 1,032               ERV= 1,321                ERV = 1,439


                  T = Average annual total return



 1,000 (1+T)=  1,032      1,000(1-T)5= 1,321         1,000 (1+T)5.929= 1,439

 (1+T) =  1,032           (1+T)5= 1,321               (1+T)3.929     =  1,439
          -------                 -----                                 ------
          1,000                   1,000                                 1,000


  1+T       =  1,032               1+T =  [1,321].2     1+T      = [1,439]0.1687
             -------                      ------                   -------
               1,000                      (1,000)                  [1,000]


 T    =    [1,032] - 1           T =     [1,321].2       T = [1,439] 0.1687 - 1
            ------                         ------             -------
        [1,000]                       [1,000] -1             [1,000]


 T    =    3.20%                 T =     5.73              T  =    6.33%


*The Fund's Hawaii Series commenced operations on 10/28/91

                                                            EXHIBIT 16



Lord Abbett Tax-Free Income Fund, Inc.
         (New York Series)
Post Effective Amendment No. 28 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:


                        PERIOD ENDING SEPTEMBER 30, 1997

                              P(1+T)N = ERV, where

    1 YEAR                 5 YEARS                          10 YEARS
    ------                 -------                          --------

    $1,028                 $1,258                           $2,101

    P = 1,000              P = 1,000                        P = 1,000

    N = 1                  N = 5                            N = 10

   ERV =    1,028                     ERV =1,258            ERV = 2,101


                         T = Average annual total return



1,000 (1+T) =1,028      1,000 (1+T)5 = 1,258           1,000 (1+T)10 = 2,101

(1+T)   = 1,028            (1+T)5  = 1,258               (1+T)10     = 2,101
          ------                    -------                            -----
          1,000                      1,000                             1,000

1+T   =  1,028              1+T    = [1,258].2           1+T       = [2,101].1
         -------                     -------                          -------
         1,000                       [1,000]                         [1,000]

T     = [1,028]- 1          T      = [1,258].2 - 1        T     = [2,101] .1- 1
        ------                       -------                      -------
        [1,000]                      [1,000]                      [1,000]

T   =   2.80%               T  =  4.70%                    T   =    7.71%




*The Fund's New York Series commenced operations on 4/2/84

                                                                   EXHIBIT 16


Lord Abbett Tax-Free Income Fund, Inc.
         (New Jersey Series)
Post Effective Amendment No. 28 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:


                        PERIOD ENDING SEPTEMBER 30, 1997

                              P(1+T)N = ERV, where

    1 YEAR                   5 YEARS                       LIFE OF FUND*
    ------                   -------                       ------------


     $1,031                   $1,334                            1,622

     P = 1,000                P = 1,000                      P= 1,000

     N = 1                    N = 5                          N= 6.748

     ERV =1,031               ERV = 1,334                    ERV = 1,622


                              T = Average annual total return


  1,000 (1+T)  = 1,031        1,000(1+T)5=1,334       1,000 (1+T)6.748 =1,622


 (1+T) =  1,031               (1=T)5= 1,334           (1+T) 6.748     = 1,622
          -------                     -----                            -----
          1,000                       1,000                             1,000


 1+T   =  1,031               1+T= [1,334].2         1+T   =   [1,622]0.1482- 1
          -------                  ------                       ------
          1,000                    [1,000]                     [1,000]


  T    = [1,031] - 1        T= [1,334].2   -1        T    =   [1,622]0.1482 -1
         -------                ------                        -------
         [1,000]               [1,000]                        [1,000]

 T     =    3.10%           T=  5.93%               T =    7.43%


               *The Fund's New Jersey Series commenced operations on 1/2/91

                                                    EXHIBIT 16


Lord Abbett Tax-Free Income Fund, Inc.
         (Connecticut Series)
Post Effective Amendment No. 28 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:


                        PERIOD ENDING SEPTEMBER 30, 1997

                              P(1+T)N = ERV, where

   1 YEAR                    5 YEARS                 LIFE OF FUND*
   ------                    -------                 ------------


    $1,033                    $1,323                  $ 1,552

    P = 1,000                 P = 1,000               P = 1,000

    N = 1                     N = 5                   N = 6.504

   ERV = 1,033               ERV = 1,323              ERV =1,552

                         T = Average annual total return


 1,000 (1+T) = 1,033      1,000(1+T)5= 1,323          1,000 (1+T) 6.504= 1,552


 (1+T)   =  1,033           (1+T)5 =1,323                    (1+T)6.5 = 1,552
           -------                  -----                              -----
             1,000                  1,000                          1,000


  1+T    =  1,033          1+T     =[1,323].2        1+T   = [1,552]0.1538-1
            ------                  ------                   ------------
            1,000                   [1,000]                  [1,000]


 T       = [1,033] - 1     T =      [1,323].2-1        T  = [1,552] 0.1538-1
           -------                  -----                   -------
           [1,000]                  [1,000]                 [1,000]


 T     =     3.30%         T =       5.76%             T   =   7.00%


               *The Fund's Connecticut Series commenced operations on 4/1/91

                                                   EXHIBIT 16


Lord Abbett Tax-Free Income Fund, Inc.
         (Texas Series)
Post Effective Amendment No. 28 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:


                        PERIOD ENDING SEPTEMBER 30, 1997

                              P(1+T)N = ERV, where

   1 YEAR                     5 YEARS                    10 YEARS
   ------                     -------                    --------

   $1,041                     $1,330                       $2,284

   P = 1,000                  P = 1,000                    P = 1,000

   N = 1                      N = 5                        N = 10

   ERV =1,041                 ERV =1,330                   ERV = 2,284


                         T = Average annual total return


1,000 (1+T) = 1,041        1,000 (1+T)5= 1,330            1,000 (1+T)10 = 2,284

(1+T)    = 1,041           (1+T)5      =  1,330           (1+T) 10  =    2,284
           -----                         -------                         -----
           1,000                          1,000                          1,000


1+T      = 1,041            1+T     = [1,330 ].20          1+T  =  [2,284 ].1
           ------                      -------                    ---------
           1,000                       [1,000]                     [1,000]



T        = [1,041] - 1       T      = [1,330].20 - 1        T   = [2,284].1 - 1
           -------                    -------                     -------
           1,000                      1,000                       [1,000]


T =      4.10%               T       =    5.87%              T   =  8.61%

                                                                     EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, National Series Class A Post-Effective Amendment No. 28 on Form N-1A



                                  YIELD FORMULA

                                 For the 30 Days
                            ENDED SEPTEMBER 30, 1997

                         YIELD = 2[ (A-B +1)6-1] = 4.57
                                              cd


        Where: a = Fund  dividends and interest  earned during the period in the amount of $2,830,985

              b = Fund expenses accrued for the period (net of  reimbursements)
                           in the amount of    $436,499

                   c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 52,634,197

                   d = the maximum offering price per Fund share on the last day of the period was $12.05



                              TAX EQUIVALENT YIELD

                   1 - .36 (Tax rate used) - .64

                  4.57% divided by .64  = 7.14% Tax Equivalent Yield

                                                EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, Inc., New York Series Class A Post-Effective Amendment No. 28 on Form N-1A



                                  YIELD FORMULA

                                 For the 30 Days
                            ENDED SEPTEMBER 30, 1997

                         YIELD = 2[ (A-B +1)6-1] =4.55%
                                                cd


   Where: a =      Fund  dividends and interest  earned during the period in the amount of $1,370,844

           b =     Fund expenses accrued for the period (net of  reimbursements)
                   in the amount of      $205,186

                   c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 26,783,088

                   d = the maximum offering price per Fund share on the last day of the period was $11.58



                              TAX EQUIVALENT YIELD

                   1 - .4080 (Tax rate used) - .5920

                  4.55% divided by .5920 =  7.69% Tax Equivalent Yield

                                                              EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, Inc., Texas Series Post-Effective Amendment No. 28 on Form N-1A



                                  YIELD FORMULA

                                 For the 30 Days
                            ENDED SEPTEMBER 30, 1997

                         YIELD = 2[ (A-B +1)6-1] = 4.32%
                                            cd


 Where: a =        Fund  dividends and interest  earned during the period in the amount of $412,400

           b =     Fund expenses accrued for the period (net of  reimbursements)
                           in the amount of $69,974

                   c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 8,788,499

                   d = the maximum offering price per Fund share on the last day of the period was $10.91



                              TAX EQUIVALENT YIELD

                   1 - .36 (Tax rate used) - .64

                  4.32% divided by .64 =  6.75% Tax Equivalent Yield

                                                                  EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, Inc., New Jersey Series Post-Effective Amendment No. 28 on Form N-1A



                                  YIELD FORMULA

                                 For the 30 Days
                            ENDED SEPTEMBER 30, 1997

                         YIELD = 2[ (A-B +1)6-1] = 4.40%
                                                cd


     Where: a =   Fund  dividends and interest  earned during the period in the
                  amount of      $839,482

          b = Fund expenses accrued for the period (net of reimbursements) in the amount of $132,969

                   c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 34,800,224

                   d = the maximum offering price per Fund share on the last day of the period was $5.59



                              TAX EQUIVALENT YIELD

                   1 - .4021 (Tax rate used) - .5979

                  4.40% divided by .5979 = 7.36% Tax Equivalent Yield

                                                                     EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, Inc., Connecticut Series Post-Effective Amendment No. 28 on Form N-1A



                                  YIELD FORMULA

                                 For the 30 Days
                            ENDED SEPTEMBER 30, 1997

                        YIELD = 2[ (A-B +1)6-1] = 4.47 %
                                                  cd


Where: a =        Fund  dividends and interest  earned during the period in the
                           amount of      $541,887

           b =     Fund expenses accrued for the period (net of  reimbursements)
                           in the amount of $79,435

                   c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 11,456,789

                   d = the maximum offering price per Fund share on the last day of the period was $10.94



                              TAX EQUIVALENT YIELD

                   1 - .3888 (Tax rate used) - .6112

                  4.47% divided by 6112. =  7.31% Tax Equivalent Yield

                                             EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, Inc., Washington Series Post-Effective Amendment No. 28 on Form N-1A



                                  YIELD FORMULA

                                 For the 30 Days
                            ENDED SEPTEMBER 30, 1997

                                         YIELD = 2[ (A-B +1)6-1]  =    4.97%
                                               cd

 Where: a =        Fund  dividends and interest  earned during the period in the
                           amount of      $321,593

           b =     Fund expenses accrued for the period (net of  reimbursements)
                           in the amount of $33,782

                   c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 12,949,944

                   d = the maximum offering price per Fund share on the last day of the period was $5.42



                              TAX EQUIVALENT YIELD

                   1 - .36 (Tax rate used) - .64

                  4.97% divided by .64 = 7.77% Tax Equivalent Yield

                                                                     EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, Inc., Hawaii Series Post-Effective Amendment No. 28 on Form N-1A



                                  YIELD FORMULA

                                 For the 30 Days
                            ENDED SEPTEMBER 30, 1997

                         YIELD = 2[ (A-B +1)6-1] = 4.51%
                                                     cd


 Where: a =        Fund  dividends and interest  earned during the period in the
                           amount of      $353,769

          b =     Fund expenses accrued for the period (net of  reimbursements)
                           in the amount of $45,262

                   c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 15,587,547

                   d = the maximum offering price per Fund share on the last day of the period was $5.32



                              TAX EQUIVALENT YIELD

                   1 - .4270 (Tax rate used) - .5760

                  4.51% divided by .5760 = 7.83% Tax Equivalent Yield

                                                                     EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, Inc., Missouri Series Post-Effective Amendment No. 28 on Form N-1A



                                  YIELD FORMULA

                                 For the 30 Days
                            ENDED SEPTEMBER 30, 1997

                         YIELD = 2[ (A-B +1)6-1] = 4.71%
                                            cd


       Where: a =  Fund  dividends and interest  earned during the period in the
                           amount of      $621,628

          b =     Fund expenses accrued for the period (net of  reimbursements)
                           in the amount of $48,624

                   c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 26,915,762

                   d = the maximum offering price per Fund share on the last day of the period was $5.48



                              TAX EQUIVALENT YIELD

                   1 - .3850 (Tax rate used) - .615

                  4.71% divided by .615 =    7.66% Tax Equivalent Yield

                                                        EXHIBIT 16



Calculation of yield  appearing in the Statement of Additional  Information  for
Lord  Abbett  Tax-Free  Income  Fund,  Inc.,  Minnesota  Series   Post-Effective
Amendment No. 28 on Form N-1A



                                  YIELD FORMULA

                                 For the 30 Days
                            ENDED SEPTEMBER 30, 1997

                        YIELD = 2[ (A-B +1)6-1] = 4.49 %
                                            cd


 Where: a =        Fund  dividends and interest  earned during the period in the
                           amount of      $43,600

           b =     Fund expenses accrued for the period (net of  reimbursements)
                           in the amount of $2,855

                   c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 2,075.081

                   d = the maximum offering price per Fund share on the last day of the period was $5.30



                              TAX EQUIVALENT YIELD

                   1 - .4304(Tax rate used) - .5856

                  4.49% divided by .5856 =   7.67% Tax Equivalent Yield

                                                            EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, Inc., California Series Class A Post-Effective Amendment No. 28 on Form N-1A



                                  YIELD FORMULA

                                 For the 30 Days
                            ENDED SEPTEMBER 30, 1997

                                         YIELD = 2[ (A-B +1)6-1]  =    4.78%
                                            cd


 Where: a =        Fund  dividends and interest  earned during the period in the
                           amount of   $1,152.093

          b =     Fund expenses accrued for the period (net of  reimbursements)
                           in the amount of $77,191

                   c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 24,245,169

                   d = the maximum offering price per Fund share on the last day of the period was $11.25



                              TAX EQUIVALENT YIELD

                   1 - .4144(Tax rate used) - .5696

                  4.78% divided by .5856 =  8.16% Tax Equivalent Yield